DELAWARE VIP® TRUST
Delaware VIP Emerging Markets Series
(the “Series”)

Supplement to the Series’ Prospectuses
dated April 30, 2009

On November 18, 2009, the Board of Trustees of Delaware VIP Trust unanimously voted to approve changes related to the Series’ investment strategy to permit investments in real estate investment trusts. These changes will be effective 60 days after the date of this Supplement.

The following information is added to the section entitled, "How we manage the Series – The securities in which the Series typically invests":

Securities	How the Series uses them
Real Estate Investment Trusts (REITS): REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.	The Series may invest up to 10% of its total net assets in REITs.

The following information is added to the section entitled, "How we manage the Series – The risks of investing in the Series":

Risks	How the Series strives to manage them
Real estate industry risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, as amended, or other similar statute in non-U.S. countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended.	To the extent the Series invests in REITs, it is subject to the risks associated with the real estate industry. Investors should carefully consider these risks before investing in the Series.

Please keep this Supplement for future reference.

This Supplement is dated November 24, 2009.